IMPAIRMENT REVERSAL (LOSSES) ON FINANCIAL ASSETS, NET (Tables)	12 Months Ended
Mar. 31, 2022
SCHEDULE OF IMPAIRMENT REVERSAL LOSSES ON FINANCIAL ASSETS

	Year ended 31 March 2022	Year ended 31 March 2021	Year ended 31 March 2020
	USD	USD	USD
Impairment of loan receivables	-	-	4,374,446
Impairment of amounts due from an associate	-	-	6,749,833
Impairment of trade receivables	-	-	113,381
Reversal of an impairment	-	(21,071)	-
	-	(21,071)	11,237,660